SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  December 9, 1994

                        PETRIE STORES CORPORATION
           (Exact Name of Registrant as Specified in Charter)

       New York                       1-6166             36-213-7966
 (State or Other Jurisdiction of   (Commission)      (I.R.S. Employer
   Incorporation)                  File Number)       Identification No.)

    70 Enterprise Avenue, Secaucus, New Jersey                         07094
    (Address of Principal Executive Offices)                         (Zip Code)

    Registrant's telephone number, including area code          (201) 866-3600

                                    N/A
    (Former Name or Former Address, if Changed Since Last Report)

    INDEX TO EXHIBITS APPEARS ON PAGE 7

          Item 2.   Acquisition or Disposition of Assets.

                    On December 9, 1994, Petrie Stores Corporation, a New York corporation ("Petrie"), consummated the sale
          (the "Sale") of all of its and its subsidiaries' (the "Subsidiaries") retail operations to PS Stores Acquisition Corp., a Delaware corporation formed by an investor group led by E.M.
          Warburg, Pincus & Co., Inc.  The investor group includes
          Verna Gibson, former President of The Limited Stores, a division of The Limited, Inc., Allan Laufgraben, Vice
          Chairman, President and Chief Executive Officer of Petrie prior to the Sale, and Peter A. Left, Vice Chairman,
          Chief Operating Officer, Chief Financial Officer and
          Secretary of Petrie prior to the Sale.

                    The purchase price for the Sale was $190 million in cash plus the assumption of certain liabilities of Petrie and its subsidiaries. Taking into effect the approximately $12.5 million in expenses incurred by Petrie in connection with the consummation of the Sale, the net purchase price of the retail operations was approximately $177.5 million. The purchase price was established through arms' length negotiations following the solicitation, receipt and consideration of expressions of interest from certain parties.

                    The foregoing description of the Sale is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, dated as of August 23, 1994 (the "Stock Purchase Agreement"), by and between Petrie and WP Investors, Inc., a Delaware corporation ("WP Investors"), as amended by Amendment No. 1 to the Stock Purchase Agreement, dated as of November 3, 1994, by and between Petrie and WP Investors ("Amendment No. 1"). The Stock Purchase Agreement was previously filed as an exhibit to Petrie's Current Report on Form 8-K, filed August 26, 1994, and is incorporated herein by reference. Amendment No. 1 was previously filed as an exhibit to Petrie's Current Report on Form 8-K, filed November 17, 1994, and is incorporated herein by reference. A copy of the Press Release, issued December 9, 1994, announcing the consummation of the Sale, is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.


          Item 5.   Other Events.

                    As of the close of business on December 16, 1994, $123,156,000 principal amount of Petrie's outstanding 8% Convertible Subordinated Debentures due December 15, 2010 (the "Debentures") were converted into 5,565,985 shares of Petrie common stock, par value $1.00 per share ("Petrie Common Stock"). The remaining $1,844,000 principal amount of Debentures were redeemed at a redemption price of $1,008 per $1,000 principal amount of Debentures, together with accrued and unpaid interest thereon of $39.333 per $1,000 principal amount of Debentures, from June 15, 1994 to, but not including, December 12, 1994. As a result of the conversions, the number of shares of Petrie Common Stock outstanding has increased to 52,349,103 shares.

                    A copy of the Notice of Redemption of the Debentures was previously filed as an exhibit to Petrie's Current Report on Form 8-K, filed November 17, 1994 and is incorporated herein by reference. A copy of the Press Release, issued December 13, 1994, announcing the redemption of the Debentures, is filed as Exhibit 99.2 to this Report and is incorporated herein by reference.


          Item 7.   Financial Statements, Pro Forma
                    Financial Information and Exhibits.

               (b)  Pro Forma Financial Information.

                    The following unaudited pro forma consolidated balance sheet of Petrie and its Subsidiaries (collectively, the "Company") as of October 29, 1994 reflects the Sale which occurred on December 9, 1994 and the conversion and redemption of the Debentures as of the close of business on December 16, 1994. After the Sale and the conversion and redemption of the Debentures, the Company does not have any income or loss from continuing operations. Accordingly, pro forma statements of operations have not been included since there is no income or loss to report from continuing operations for the nine months ended October 29, 1994 or the year ended January 29, 1994, after reflecting the pro forma adjustments for these transactions.



                  Petrie Stores Corporation and Subsidiaries
                     Pro Forma Consolidated Balance Sheet
                               October 29, 1994
                                 (Unaudited)

                           Historical     Pro Forma         Pro Forma
                           Balance Sheet  Adjustments       Balance Sheet

                                         (in thousands)

Assets

Cash                                      $ 177,500   (1)
                                             (1,931)  (2)    $  175,569
Net assets of
  discontinued operations  $    177,500    (177,500)  (1)
Investment in common stock    1,529,374                       1,529,374
Debt issuance costs               1,103      (1,103)  (2)

                             $1,707,977   $  (3,034)         $1,704,943


Liabilities and Shareholders' Equity

Accrued interest expense     $    3,728   $  (3,728)  (2)
Convertible subordinated
  debentures                    123,566    (123,566)  (2)
Deferred income taxes           601,015                      $  601,015
Shareholders' equity            979,668     124,260   (2)     1,103,928

                             $1,707,977   $  (3,034)         $1,704,943

Common shares outstanding                                        52,349

(1)  Pro forma adjustments to reflect the sale of the retail operations.

(2) Pro forma adjustments to reflect the conversion and redemption of the Debentures, at a redemption price of $1,008, together with accrued and unpaid interest thereon of $39.333 per $1,000 principal amount of debentures.


     (c)  Exhibits.

Exhibit No.    Description

  99.1         Press Release, issued December 9, 1994.

  99.2         Press Release, issued December 13, 1994.


                             Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 21, 1994

                                    PETRIE STORES CORPORATION

                                    By: /s/ Hilda Kirschbaum Gerstein
                                         _____________________________
                                    Name:  Hilda Kirschbaum Gerstein
                                    Title: Chief Executive Officer



                           Exhibit Index

                                                            Sequentially
                                                              Numbered
    Exhibit                     Description                    Page

    99.1                   Press Release, issued
                           December 9, 1994

    99.2                   Press Release, issued
                           December 13, 1994